SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 18, 2004

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                          FIRST PACTRUST BANCORP, INC.
             (Exact name of Registrant as specified in its Charter)

[GRAPHIC OMITTED]


          Maryland                       6035                    04-3639825
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)


    610 Bay Boulevard, Chula Vista, California                         91910
     (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (619) 691-9741

                                       N/A
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K
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Item 5.           Other Events
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                  First PacTrust Bancorp, Inc. (the "Company"), a Maryland Corporation, has announced an increase of its quarterly dividend to ten cents per share ($0.10), payable on June 25, 2004 to shareholders of record as of June 4, 2004.


Item 7.           Financial Statements and Exhibits
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                  (c) Attached as an exhibit is the Company's news release announcing the cash dividend and the associated record and payment dates.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             FIRST PACTRUST BANCORP, INC.

                                             By:   /s/ James P. Sheehy
Date: May 18, 2004                           ----------------------------------
                                                      James P. Sheehy
                                                      Executive Vice President
                                                      Secretary and Treasurer



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